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                                                                Exhibit No. 10

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the incorporation by reference of our report dated January 10, 2001 on PaineWebber High Income Fund, in this Registration Statement (Form N-1A No. 2-91362) of PaineWebber Managed Investments Trust.


                                       ERNST & YOUNG LLP


New York, New York
March 28, 2001